UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2010

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-8327 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      Results of Operations and Financial Condition

On February 4, 2010 (after the close of market), ICO, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ending December 31, 2009.  A copy of the press release is attached herewith as Exhibit 99.1 and incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information contained in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01                      Regulation FD Disclosure

On February 5, 2010, at 10:00 a.m., Central Standard Time, the Company will hold a conference call to discuss its financial results for the quarter ending December 31, 2009.  This scheduled call and instructions for accessing the call were previously announced in the web alert issued on January 22, 2010, and again in the press release that was issued on February 4, 2010, which is attached as Exhibit 99.1 hereto.

A replay of the call will be accessible until May 5, 2010: (i) by calling 630-652-3044, and entering access code 26236658; (ii) at http://www.videonewswire.com/event.asp?id=65602; or (iii) by a link on the landing page of the Company’s website at www.icopolymers.com.  The replay of the call will also be accessible for at least twelve (12) months after the date of the call on the Company’s website at www.icopolymers.com.

As provided in General Instruction B.2 to Form 8-K, the information contained in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01                      Financial Statements and Exhibits

(d)           Exhibits

99.1           Press Release dated February 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: February 4, 2010	By:	/s/ Bradley T. Leuschner
	Name:	Bradley T. Leuschner
	Title:	Chief Financial Officer and
Treasurer